EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of L.Air Holding Inc. (the “Company”) for the fiscal year ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President, Treasurer and principal financial officer of L.Air hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of L.Air.

Dated: March 14, 2003

/s/ Alex Goldman
Alex Goldman
President, Treasurer, and principal
financial and accounting officer